UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

January 15, 2025

Date of Report (Date of earliest event reported)

YHN Acquisition I Limited

(Exact Name of Registrant as Specified in its Charter)

British Virgin Islands	001-42251	n/a
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2/F, Hang Seng Building 200 Hennessy Road, Wanchai Hong Kong	n/a
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +852 5499 8101

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Ordinary Share, no par value, and one Right entitling the holder to receive one-tenth of an Ordinary Share	YHNAU	The Nasdaq Stock Market LLC
Ordinary Share	YHNA	The Nasdaq Stock Market LLC
Rights	YHNAR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On January 15, 2025, YHN Acquisition I Limited (the “Company”) entered into a legally binding letter of intent (the “Letter of Intent”) with Mingde Technology Limited (“Holdco”), a Cayman Islands holding company, and Zhejiang Xiaojianren Internet Technology Co., Ltd (“XJR”), a company established in China and in the business of operating online sports platforms and providing technological solutions for health product stores.

Pursuant to the Letter of Intent, the Company will effect a business combination (the “Business Combination”) with Holdco based on an equity valuation of $396 million. Holdco and XJR agreed to complete an internal corporate structure reorganization (the “Reorganization”) no later than January 27, 2025, pursuant to which Holdco shall control and receive the economic benefits of XJR via a customary variable interest entity structure. Consummation of the Business Combination shall be subject to the execution of a mutually satisfactory definitive agreement by the parties (the “Definitive Agreement”). The parties have agreed to use their best efforts to enter into the Definitive Agreement within 30 days after the completion of the Reorganization.

Pursuant to the Letter of Intent, the parties have entered into a 90-day period of exclusivity in order to negotiate the Business Combination wherein, among other things, the parties agreed not to solicit or initiate or enter into or continue discussions, negotiations or transactions concerning any transaction that would prohibit or impair the transactions contemplated by the Letter of Intent.

The foregoing description of the Letter of Intent does not purport to be complete and is qualified in its entirety by the full text of the letter, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that involve risks, uncertainties, and assumptions that are difficult to predict. All statements other than statements of historical fact contained in this Current Report on Form 8-K, including statements regarding future events, our future financial performance, business strategy, and plans and objectives of management for future operations, are forward-looking statements. The Company has attempted to identify forward-looking statements by terminology including “anticipates,” “believes,” “can,” “continue,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” or “should,” or the negative of these terms or other comparable terminology. The forward-looking statements made herein are based on the Company’s current expectations. Actual results could differ materially from those described or implied by such forward-looking statements as a result of various important factors, including, without limitation, its limited operating history, competitive factors in the Company’s and XJR’s industry and market, and other general economic conditions. The forward-looking statements made herein are based on the Company’s current expectations, assumptions, and projections, which could be incorrect. The forward-looking statements made herein speak only as of the date of this Current Report on Form 8-K and the Company undertakes no obligation to update publicly such forward-looking statements to reflect subsequent events or circumstances, except as otherwise required by law.

Additional Information and Where to Find It

If the Definitive Agreement is entered into in connection with the proposed Business Combination, the Company will prepare a proxy statement (the “Proxy Statement”) to be filed with the United States Securities and Exchange Commission (the “SEC”) and mailed to its shareholders. The Company urges its investors and other interested persons to read, when available, the Proxy Statement, as well as other documents filed with the SEC, because these documents will contain important information about the proposed Transaction. The Proxy Statement, once available, can be obtained, without charge, at the SEC’s website (http://www.sec.gov).

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of any business combination. This Current Report on Form 8-K shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Participants in the Solicitation

The Company and certain of its respective directors and executive officers may be deemed to be participants in the solicitation of proxies, in favor of the approval of the proposed Transaction related matters. Information regarding the Company’s directors and executive officers is contained in the section of the Company’s Form S-1 titled “Management”, which went effective with the SEC on September 17, 2024. Additional information regarding the interests of those participants and other persons who may be deemed participants in the Transaction may be obtained by reading the Proxy Statement and other relevant documents filed with the SEC when they become available.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Letter of Intent dated January 15, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 16, 2025

YHN ACQUISITION I LIMITED

By:	/s/ Satoshi Tominaga
Name:	Satoshi Tominaga
Title:	Chief Executive Officer

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